SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC

                            20549




                     __________________

                          FORM 8-K

                     __________________





                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

             Date of Report:  As of June 10, 1999





                         TRISM, INC.
   (Exact name of registrant as specified in its charter)




  DELAWARE                   0-23210                13-3491658
(State of other            (Commission           (I.R.S. Employer
 jurisdiction of            File Number)          Identification
 incorporation or                                 Number)
 organization)



                       4174 Jiles Road
                  Kennesaw, Georgia  30144
           (Address of Principal Executive Office)


     Registrant's telephone number, including area code:  (770) 795-4600

Item 5.  Other Events
---------------------

On June 10, 1999, the Registrant issued a press release, included as an exhibit to this Report, announcing that it does not intend to make the June 15, 1999 interest payment aggregating $4.6 million on its 10 3/4% Senior Subordinated
Notes due 2000. The information set forth in the press release is hereby incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibits

     Exhibit No.                        Exhibit
     -----------                        -------

        99.1             Press Release issued June 10, 1999

                         SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    TRISM, INC.

                         By: /s/ James G. Overley
                         James G. Overley, Senior Vice
                         President of Finance and Treasurer


Date: June 10, 1999